Centennial
California Tax Exempt Trust

Prospectus dated October 30, 1998

Centennial California Tax Exempt Trust is a no-load "money market" mutual fund that seeks the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust seeks to achieve this objective by investing in municipal obligations meeting specified quality standards, the income from which is tax exempt as described above. Normally, the Trust will invest at least 80% of its assets in U.S. dollar-denominated, high quality tax exempt municipal obligations. Shares of the Trust are sold at net asset value without sales charge. The Trust may invest a significant percentage of its assets in the securities of a single issuer, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. See "How to Buy Shares" in the Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 30, 1998 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE TRUST

          Expenses
          Financial Highlights
          Investment Objective and Policies
          Other Investment Restrictions
          Investment Risks
          Performance of the Trust
          How the Trust is Managed

          ABOUT YOUR ACCOUNT

          How To Buy Shares
            Purchases Through Automatic Purchase and Redemption
              Programs

            Direct Purchases
              Payment by Check
              Payment by Federal Funds Wire
              Guaranteed Payment
              Automatic Investment Plans
            Service Plan
          How To Sell Shares
            Program Participants
            Direct Shareholders
              Regular Redemption Procedure
              Expedited Redemption Procedure
              Checkwriting
              Telephone Redemptions
              Automatic Withdrawal Plans
            General Information on Redemptions
          Exchanges of Shares
          Dividends, Distributions and Taxes

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay, and the expenses paid by the Trust during its fiscal year ended June 30, 1998.

      o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases                           None
(as a percentage of offering price)
--------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

       o  Annual Trust Operating Expenses
(as a percentage of average net assets)

Management Fees                                             0.50%
--------------------------------------------------------
12b-1 Plan Fees                                             0.20%
--------------------------------------------------------
Other Expenses (after expense assumption)                   0.09%
--------------------------------------------------------
  Total Trust Operating Expenses
    (after expense assumption)                              0.79%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit, legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses shown are net of a voluntary expense assumption undertaking by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such assumption, "Other Expenses" and "Total Trust Operating Expenses" would have been 0.10% and 0.80% of average net assets, respectively. The expense assumption undertaking is described in "The Manager and Its Affiliates" in the Statement of Additional Information and may be withdrawn or amended at any time. For further details, see the Trust's Financial Statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year       3 years       5 years      10 years
            ------       -------       -------      --------
            $8           $25           $44          $98

      This example shows the effect of expenses on an investment in the Trust, but is not meant to state or predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. The information for the five years ended June 30, 1998 has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1998 is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS



                                                                              Year Ended June 30,

                                            -----------------------------------------------------------------------------------

                                             1998       1997       1996      1995      1994     1993     1992     1991   1990(1)
                                            -----      -----      -----     -----     -----    -----    -----    -----  -----
PER SHARE OPERATING DATA

Net asset value, beginning
of period..............................     $1.00      $1.00       $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                            -----      -----       -----    -----     -----    -----    -----    -----    -----

Income from investment
operations--net investment
income and net realized gain...........       .03        .03         .03      .03       .02      .02      .03      .04     .003

Dividends and distributions
to shareholders........................      (.03)      (.03)       (.03)    (.03)     (.02)    (.02)    (.03)    (.04)   (.003)
                                            -----      -----       -----    -----     -----    -----    -----    -----    -----

Net asset value, end of period.........     $1.00      $1.00       $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                            =====      =====       =====    =====     =====    =====    =====    =====    =====

TOTAL RETURN(2)........................      2.86%      2.81%       2.97%    3.00%     1.82%    2.00%    3.29%    4.57%     N/A
                                            =====      =====       =====    =====     =====    =====    =====    =====    =====

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
(in thousands).........................  $155,832   $131,939    $118,838  $92,318   $60,376  $58,079  $48,483  $32,337   $2,018

Average net assets
(in thousands).........................  $160,317   $129,087    $112,911  $71,278   $65,520  $56,082  $40,684  $16,150   $1,914

Ratios to average net assets:

Net investment income..................      2.81%      2.78%       2.94%    2.99%     1.79%    1.90%    3.13%    4.09%    6.29%(3)

Expenses, before voluntary
assumption by the
Manager(4).............................      0.80%      0.82%       0.80%    0.83%     0.87%    0.86%    0.91%    1.09%    2.53%(3)

Expenses, net of voluntary
assumption by the
Manager................................      0.79%      0.80%       0.79%    0.80%     0.80%    0.80%    0.80%    0.84%    0.90%(3)


(1) For the period from June 12, 1990 (commencement of operations) to June 30, 1990.
(2) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
(3) Annualized.
(4) Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.

Investment Objective and Policies

Objective. The Trust is a no-load tax exempt money market fund. It is an open-end, non-diversified, management investment company organized as a Massachusetts business trust on August 7, 1989. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances. See "Purchase, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" and in the Statement of Additional Information for further information. There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts may be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm.

The Trust's Principal Investment Policies. In seeking its objective, the Trust invests in short-term money market securities meeting quality standards established for money market funds in Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These securities are "Eligible Securities" as defined in the Statement of Additional Information.

      o What  Quality,  Maturity  and  Diversification  Standards  Apply  to the
Trust's Investments? The Trust may buy only those securities that meet the quality, maturity and diversification standards set forth in the Rule 2a-7 for money market funds. For example, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days. Some of the Trust's investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than these standards. As a matter of fundamental policy, the Trust must restrict the maturity of portfolio securities to one year or less.

     The Board of Trustees has adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust. In general, those procedures require that securities be payable in U.S. dollars and rated in one of the two highest short-term rating categories of two national rating organizations. In some cases, the Trust can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories. The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks.

     o What Types of Money Market Securities Does the Trust Invest In? In seeking its objective, the Trust invests principally in "Municipal Securities" as described below. They may have fixed, variable or floating interest rates. All of the Trust's investments must meet the special maturity, quality and diversification requirements set forth in Rule 2a-7. Investments meeting these requirements are called "Eligible Securities". You can find more information about them in the Statement of Additional Information. The following is a brief description of the types of money market securities the Trust may invest in.

      o Municipal Securities. The Trust invests in tax exempt securities, consisting of municipal bonds, municipal notes (which include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax exempt commercial paper and other debt obligations, which include variable rate demand notes and put bonds issued by or on behalf of the State of California, other states, and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer (collectively, these are referred to as "Municipal Securities"), and in Municipal Securities the interest from which is not subject to California personal income tax in the opinion of bond counsel to the respective issuer (collectively "California Municipal
Securities"). The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 and standards adopted by the Board of Trustees. All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the SEC, be deemed to have, remaining maturities of one year or less at the date the Trust purchases them.

     Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities and at least 65% of its assets in California Municipal Securities, and, as a fundamental policy, the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable. Taxable investments include: (i) repurchase agreements (explained below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and
(iii) certain temporary investments defined below in "Temporary Investments." The Trust may hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. No independent investigation has been made by the Manager as to the users of proceeds of offerings of Private Activity Municipal Securities or the application of such proceeds. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective.

Investment Strategies. To seek its objective, the Trust may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce some of the risks.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments. The Trust may purchase these obligations if they have a remaining maturity of one year or less. If their maturity is greater than one year, they may be purchased the Trust is able to recover the principal amount of the underlying security at specified intervals not exceeding one year and on not more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards solely by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit or bank guarantee must be rated or meet the other requirements of Rule 2a-7.

      o When-Issued or Delayed-Delivery Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.

      o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

     o Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. This policy does not limit purchases of: (1) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (2) commercial paper that may be sold without registration under Sections 3(a)(3) or 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A Securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days.

      o Demand Features and Guarantees. The Trust may invest a significant percentage of its assets in Municipal Securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality and (3) enhance the ability to sell the security. The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include the costs of disposing of the collateral for the agreement and losses that might result from any delays in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days and may not enter into repurchase agreements if the scheduled repurchase date is greater than one year. Income earned on repurchase transactions is not tax exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See Investment Objective and Policies - Repurchase Agreements" in the Statement of Additional Information for further details.

      o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers' acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more, and (vi) repurchase agreements. To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to Federal and California income taxes.

Can the Trust's Investment Objective and Policies Change? The Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. The Trust's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

Other Investment Restrictions

Under some of the Trust's fundamental investment restrictions, which cannot be changed without the approval of a majority of the Trust's outstanding voting shares, the Trust cannot:

      o make loans, except that the Trust, may purchase debt securities described in "Investment Objective and Policies," and other securities substantially similar thereto, and repurchase agreements; and the Trust may lend its portfolio securities as described in its investment policy stated above;

      o borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year;

     o invest more than 25% of its total assets in any one industry; however for the purposes of this restriction, Municipal Securities and U.S. Government obligations are not considered to be part of any single industry;

      o invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice; or

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.

Investment Risks

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust is a money market fund that seeks income by investing in short-term debt securities that must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. These include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and diversifying the Trust's investment among issuers to reduce the effects of a default by any one issuer on the value of the Trust's shares. Even so, there is a risk that the Trust's shares could fall below $1.00 per share.

Special Risk Considerations - California Municipal Securities. The Trust concentrates its investment in securities issued by the State of California or entities within that state, and therefore an investment in the Trust may be riskier than an investment in other types of money market funds that do not concentrate their investments in that manner. Because the Trust concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Trust from them could be adversely affected by a default or a financial crisis relating to any of such issuers. Investors should consider these matters as well as economic trends in California, summarized in the Statement of Additional
Information under "Special Investment Considerations - California Municipal Securities."

Non-diversification. The Trust is a "non-diversified" investment company under the Investment Company Act. As such the proportion of the Trust's assets that may be invested in the securities of a single issuer is not limited. An investment in the Trust will therefore entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater credit risk exposure to a smaller number of issuers and greater fluctuation in the total market value of the Trust's portfolio. Economic, political or regulatory developments may have a greater impact on the value of the Trust's portfolio than would be the case if the portfolio were diversified among more issuers.

      However, the Trust is currently subject to other requirements relating to the diversification of its assets. The Trust intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which will relieve the Trust from liability for Federal income tax to the extent its earnings are distributed to shareholders. Among the requirements for such qualifications are that: (1) not more than 25% of the market value of the Trust's total assets will be invested in the securities of a single issuer, and
(2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Trust must not own more than 10% of the outstanding voting securities of a single issuer. In addition, the Trust is subject to certain diversification requirements under Rule 2a-7. See "Investment Strategies" and "Demand Features and Guarantees."

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, markets for securities in which the Trust invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Trust and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Trust's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Trusts' custodian and other parties. therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Trust.

Performance of the Trust

Explanation of "Yield." Different types of yields may be quoted to show performance. From time to time, the "yield," "tax-equivalent yield" and "compounded effective yield" of an investment in the Trust may be advertised. All yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax- equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax exempt. The "tax-equivalent yield" is then compounded and annualized in the same manner as the Trust's yield. See "Performance of the Trust" in the Statement of Additional Information for further information on the methods of calculating these yields. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed.

How the Trust is Managed

Organization and History. The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the Trust's Trustees and officers and provides information about them. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Trust's business, supervises the investment operations of the Trust and the composition of its portfolio and furnishes the Trust advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (the "Agreement") with the Trust. The Agreement sets forth the fees paid by the Trust to the Manager and the expenses that the trust is responsible to pay.

     The Trust's shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of the Trust represents an interest in the Trust equal to the interest of each other share in the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote, and to participate pro-rata in dividends and distributions and in the net distributable assets of the Trust on liquidation. The Trustees may divide or combine shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. The Trust's Board of Trustees is empowered to issue additional series of shares of the Trust, which may have separate assets and liabilities.

      The Trust will not normally hold annual meetings of the shareholders. The Trust may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Although the Declaration of Trust states that when issued, shares are fully-paid and nonassessable, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Organization and History of the Trust" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and OFI currently advise U.S. investment companies with assets aggregating over $85 billion as of September 30, 1998, and having more than 4 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

      The management services provided to the Trust by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and accounting services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Trust.

      o Fees and Expenses. The Trust's management fee, payable monthly to the Manager under the terms of the Agreement, is computed on the average annual net assets as of the close of business each day at the following annual rates: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion.

      The Agreement lists examples of expenses paid by the Trust, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, transfer agent and custodian expenses, certain registration expenses and non-recurring expenses, including litigation costs. For further information about the
Agreement, including a description of expense assumption arrangements by the Manager, exculpation provisions and portfolio transactions, see "The Manager and Its Affiliates" in the Statement of Additional Information.

     o The Custodian. The Custodian of the assets of the Trust is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "The Manager and Its Affiliates" in the Statement of Additional Information for further information. The Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The rating restrictions under Rule 2a-7 (see "Ratings of Securities -Portfolio Quality and Diversification" in the Statement of Additional Information.) do not apply to banks in which the Trust's cash is kept.

      o Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent on an at-cost basis for the Trust and other mutual funds advised by the Manager. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trust to the Distributor and to Recipients under the Service Plan (see "Service Plan" below). Direct Shareholders should direct any inquiries regarding the Trust to the Transfer Agent at the address or toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

ABOUT YOUR ACCOUNT

How To Buy Shares

Shares of the Trust may be purchased at their offering price, which is the net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances. See "Purchase, Redemption and Pricing of Shares - Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details. There can be no guarantee that the Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the Trust's distributor (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of the Trust's shares. OppenheimerFunds Distributor, Inc., an affiliate of the Distributor, acts as the Trust's sub-distributor (the "Sub- Distributor").

     The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan, military allotment plan, 403(b)(7) custodial plan or payroll deduction plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      The Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order for them at its address in Colorado, on a day The New York Stock Exchange is open (a "regular business day") under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      The Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and at 4:00 P.M. (all references to time in this Prospectus mean New York time) by dividing the net assets of the Trust by the total number of its shares outstanding. The Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method, as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

      Dealers and brokers who process orders for the Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by Direct shareholders by purchasing shares directly from the Trust. The
Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of the Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs. Shares of the Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust if the Trust has been selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of the Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trust through any dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either (1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217-5143 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and a purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

     o Payment by Federal Funds Wire. Shares of the Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9 for credit to Concentration Account No. 3737-5674, for further credit to Centennial California Tax Exempt Trust, Custodian Account No. 845-873.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. ("Custodian") and the Distributor has received and accepted the investor's notification of the wire order prior to 4:00 P.M. Shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and 4:00 P.M. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of the Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends will begin to accrue on the purchase date. If an order is received between 12:00 Noon and 4:00 P.M. with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by 4:00 P.M. on the next regular business day, the order will be effected on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at 4:00 P.M. that day and dividends will begin to accrue on such shares on the purchase date.

      o Automatic Investment Plans. Direct shareholders may purchase shares of the Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the Application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trust reserves the right to amend, suspend, or discontinue offering such Automatic Investment Plans at any time without prior notice.

Service Plan. The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to reimburse dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under the Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day, or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of the Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trust), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trust is direct rather than through a Program, may redeem shares by either regular redemption procedures or by expedited redemption procedures.

      o Regular Redemption Procedure. A Direct Shareholder who wishes to redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedure, must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to similar requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. There is a $10 fee for each Federal Funds wire. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon, normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). No dividends are paid on the proceeds of redeemed shares awaiting transmittal by wire. Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and 4:00 P.M. normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and 4:00 P.M. earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

      o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trust or any Program participant whose shares are not represented by certificates with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Program participants must arrange for Checkwriting through their brokers or dealers. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Shareholders of joint accounts may elect to have checks honored with a single signature. Program participants must arrange for Checkwriting through their broker or dealer. Checks may be made payable to the order of anyone in any amount not less than $250 and will be subject to the Bank's rules and regulations governing checks. If a check is presented for an amount greater than the account value, it will not be honored. For Program participants, checks will be drawn against the primary account designated by the Program participant. Checks issued for one Fund account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has been changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check presented to the Bank for payment that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholders to continue received dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue Checkwriting privileges at any time without prior notice.

      o Telephone Redemptions. Direct Shareholders of the Trust may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any 7 day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trust's regular redemption procedure described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trust can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close 4:00 P.M. three business days prior to the date requested by the shareholder for receipt of the payment. The Trust cannot guarantee receipt of payment on the date requested and reserves the right to amend, discontinue or cease offering such plans at any time without prior notice. For further details, see the "Automatic Withdrawal Plan Provisions" included as Appendix D in the Statement of Additional Information.

General Information on Redemptions. The redemption price will be the net asset value per share of the Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, shares of the Trust may be redeemed "in kind" (i.e., by payment in portfolio securities). Under certain circumstances, the Trust may involuntarily redeem small accounts if the account has fallen below $200 in value. For details, see "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information. Under the Internal Revenue Code, the Trust may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends, distributions and redemptions(including exchanges) the Trust may make, if the shareholder has not furnished the Trust a certified taxpayer identification number or has not complied with the provisions of the Internal Revenue Code and regulations thereunder.

     Payment for redeemed shares is made ordinarily in cash and forwarded within 7 days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker- dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared, which may take up to 10 days or more. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the payment was drawn or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemptions of shares of the Trust acquired by exchange of Class A shares of "Eligible Funds" (described below) that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

Exchange Privilege. Shares of the Trust held under a Program may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust,
Centennial  Tax  Exempt  Trust,   and  Centennial  New  York  Tax  Exempt  Trust
(collectively, the "Centennial Trusts") if available for sale in the shareholder's state of residence and only by instructions of the broker.

     Shares of the Trust may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

      Shares of the Trust and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trust) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of the Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of the Trust, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A CDSC, and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares. An exchange may be made by a Direct Shareholder by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trust may exchange shares of the Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trust may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide notice whenever it is reasonably able to do so, it may impose these changes at any time. The Trust reserves the right to reject requests submitted in bulk on behalf of more than one account. Exchange requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. to be effected that day. Exchange requests for exchanges to Eligible Funds other than the Centennial Trusts must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

Telephone Instructions. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data or by using PINS, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Trust will be liable for losses or expenses arising out of any telephone instructions it reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone exchange privileges for an account.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date")by 4:00 P.M. Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund for up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

     The Eligible Funds have different investment objectives and policies. Each of those funds except the Money Market Funds imposes a sales charge on purchases of Class A shares. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-9310 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Dividends, Distributions and Taxes

This discussion relates solely to Federal income tax laws and California income tax laws and is not exhaustive. A qualified tax advisor should be consulted. A portion of the Trust's dividends and distributions may be subject to federal, state and local taxation. The Statement of Additional Information contains further discussion of tax matters affecting the Trust and its distributions, and information about the possible applicability of the Alternative Minimum Tax to the Trust's dividends and distributions as well as a procedure for electing to reinvest dividends and distributions of any of the Eligible Funds into shares of the Trust at net asset value. (See "Investment Objective and Policies - Private Activity Municipal Securities" in the Statement of Additional Information).

Dividends and Distributions. The Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described in "How to Buy Shares" above.

     All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust. Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the Trust (or paid in cash) at net asset value on the third Thursday of each calendar month. Program participants may receive cash payments by asking the broker to redeem shares. Dividends and distributions payable to Direct Shareholders will also be automatically reinvested in shares of the Trust at net asset value, unless the shareholder asks the Transfer Agent in writing to pay dividends in cash, or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to a dividend record date to be effective as to that dividend. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all the dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and 4:00 P.M. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the Trust, as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trust will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

      The Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Any net realized capital loss is carried forward to offset against capital gains in later years. The Trust will not make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Long-term capital gains, if any, will be identified separately when tax information for the Trust is distributed to shareholders. Receipt of tax exempt income must be reported on the taxpayer's Federal income tax return. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trust may be reinvested in shares of any Eligible Fund at net asset value. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.

Tax Status of the Trust's Dividends. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders, and qualified during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of the shareholders for Federal income tax purposes. Net investment income includes income allocated from Municipal Securities in the Trust's portfolio which are free from Federal and California individual income taxes. This allocation will be made by uniformly applying a designated percentage to all income dividends made during the tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax exempt may differ substantially from the percentage of the Trust's income that was tax exempt for a given period. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. All or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the corporate alternative minimum tax. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities or repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Losses realized by shareholders on the redemption or other disposition of Trust shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

     In any year in which the Trust qualifies as a regulated investment company under the Internal Revenue Code, (i) the Trust will also qualify as a regulated investment company for California corporate income and franchise tax purposes, and (ii) provided that the Trust's assets satisfy the 50% requirement discussed below, the Trust will be qualified under California law to pay "exempt- interest dividends" which will be exempt from the California personal income tax. Individual shareholders of the Trust will not be subject to California personal income tax on exempt-interest dividends received from the Trust to the extent such distributions are attributable to interest on obligations which, if held by an individual, would not be subject to California personal income tax, provided that at least 50% of the Trust's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Trust attributable to other sources will generally be taxable to shareholders as ordinary income. However, amounts treated as long-term capital gain distributions for Federal income tax purposes are treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders of other than exempt-interest dividends are includable in income subject to the California alternative minimum tax. Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Trust will not be deductible for Federal or California personal income tax purposes.

      Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining the California corporate franchise or income tax for corporate shareholders. Distributions are also includable in income that is subject to the corporate alternative minimum tax.

      If the Trust has net realized long-term capital gains in a taxable year, it may make an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long the Trust shares have been held. Losses realized by shareholders on the redemption or other sale of shares within six months of purchase (which period may be shortened by regulation and may be extended in certain circumstances) will be treated for Federal income tax purposes as a long-term capital loss to the extent that the shareholder received (or was treated as receiving, as described below) a capital-gain dividend on the shares. The Trust will report annually to its shareholders the percentage of interest income it received during the preceding year on Municipal Securities. It will also report the net amount of its income that is subject to the alternative minimum tax. Receipt of tax exempt income must be reported on a taxpayer's Federal income tax return.

      Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Trust.

Tax Status of the Trust. If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Trust so qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to so qualify. However, the Internal Revenue Code contains a number of complex tests relating to qualification which the Trust might not meet in any particular year. If the Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the Trust, the Manager, the Distributor, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217                          Centennial
                                                California Tax Exempt Trust
Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143                                   Prospectus
Denver, Colorado 80217
1-800-525-9310                                  Dated October 30, 1998

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf P.C.
1600 Broadway
Denver, Colorado 80202


PRO180.001.1098    Printed on recycled paper

Centennial California Tax Exempt Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 30, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 30, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the toll-free number shown above.

Contents                                                                  Page

About the Trust

Investment Objective and Policies............................................2
Special Investment Considerations - California Municipal Securities.........10
Other Investment Restrictions...............................................13
Organization and History of the Trust.......................................14
Trustees and Officers.......................................................15
The Manager and Its Affiliates..............................................19
Service Plan................................................................22
Performance of the Trust....................................................23


About Your Account

Purchase, Redemption and Pricing of Shares..................................24
Exchange of Shares .........................................................27
Dividends, Distributions and Taxes..........................................28


Financial Information About the Trust

Independent Auditors' Report................................................30
Financial Statements........................................................31


Appendices
Appendix A:   Description of Securities Ratings............................A-1
Appendix B:   Industry Classifications.....................................B-1
Appendix C:   Tax Equivalent Yield Tables..................................C-1
Appendix D:   Automatic Withdrawal Plan Provisions.........................D-1

ABOUT THE TRUST

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss. The Trust will not engage in option activity.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Bonds. The principal classifications of Municipal Bonds are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest), "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source) and "industrial development bonds."

     o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as Municipal Notes. Municipal Notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

     o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Lease Obligations. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Trust and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the municipality.

      In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Trust, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Trust. Municipal lease obligations purchased by the Trust must meet the requirements of Rule 2a-7.

Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security on not more than thirty days' notice at any time or at specified intervals not exceeding one year. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Illiquid and Restricted Securities" in the Prospectus.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds, including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the Federal alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisors before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations on the dollar amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

     A Municipal Security is treated as a taxable private activity bond under a test for (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. If the Trust holds a bond that loses its tax-exempt status retroactively, an adjustment to the tax-exempt income previously paid to shareholders may result.


      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if they have no other income tax obligation. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax. For calendar year 1997, approximately 114.8% of the Trust dividends paid to shareholders were a tax preference item for shareholders subject to the Federal alternative minimum tax. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Trust's total assets.

      o Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and are "Eligible Securities."

         o Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organizations. Rating organization are designated by the SEC. Eligible securities may be First Tier or Second Tier securities. First Tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one Rating Organization has rated the security, it must be rated in the highest category for that Rating Organization. U.S. government securities and securities issued by a registered money market mutual fund are also First Tier Securities.

      The Trust may also buy Second Tier Conduit Securities. These Eligible Securities are securities rated by rating organizations but are not First tier Securities. Conduit Securities are Municipal Securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a Conduit Security is not the obligation of the municipal issuer, but is the obligation of another person such as the user of the facility. The Trust may not invest more than 5% of its total assets in Second Tier Conduit Securities.

      The Trust may also buy unrated securities that the Manager determines are comparable in quality to a First or Second Tier security by applying certain criteria established by the Board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a Rating Organization. Unrated securities the Trust may buy include asset backed securities and securities subject to Demand Features or Guarantees.

      The Trust may purchase a security subject to a Guarantee if the Guarantee is an Eligible Security or a first Tier Security. The Trust may also purchase a security subject to a Conditional Demand Feature if the demand feature is an Eligible Security and the Manager has decided that the Conditional Demand Feature meets the requirements imposed by Rule 2a-7.

     o Diversification. With respect to 75% of its total assets, the Trust may not invest more than 55% of its total assets in securities issued by one issuer. It must not invest more than 5% of its total assets in securities of one issuer unless the security is a First Tier Security. The Trust also must not invest more than 1% of its total assets or $1.0 million, whichever is greater, in Second Tier Securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. For a refunded security, the Trust is considered to have the U.S. government securities underlying the refunded security. For Conduit Securities, the Trust considers the issuer to be the person ultimately responsible for payment of the obligation. If the Trust buys an asset backed security, the issuer of the security is deemed to be the Special Purpose Entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security.

      For diversification purposes, the Trust may buy a security subject to Demand Feature or Guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees issued by the same issuer. If the Demand Feature or Guarantee is a Second Tier security, the Trust may not invest more than 5% of its total assets in securities subject to Demand Features or Guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the same issuer. However, if the Demand Feature or Guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the same issuer.

      o Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess of one year from the date of the investment. This one year limit is more restrictive than the maturity limitation imposed by Rule 2a-7. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities is determined. The Trust may buy these securities if their maturities do not exceed one year from the date of the investment.

      o Demand Features and Guarantees. Demand features and gurantees and some of their uses are described in the prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversifications requirements described above. The Trust considers the person which issues the demand feature as the person to whom the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security.

      When the Trust buys Municipal Securities, it may obtain a demand feature standby commitment from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. the Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities.

      The Trust's ability to exercise a demand feature or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the demand feature or standby commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and standby commitments are not transferrable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand features or standby commitment is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available fro the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or standby commitment is held, and a realized gain or loss when demand feature is exercised or expires.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the Securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or liquid high-grade Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security, from, and simultaneously resells it to, an approved vendor which satisfies the requirements of Rule 2a-7 and procedures adopted by the Board. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirement and if, after any loan, the value of the securities loaned do not exceed 25% of the value of its total assets. The Trust does not intend to engage in securities loan transactions during the current fiscal year. The income from such loans, when distributed by the Trust, will be taxable.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Trust.

Special Investment Considerations - California Municipal Securities

As stated in the Prospectus, the values of the Trust's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Trust has not independently verified such information.

      Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. California County and other local government budgets may be significantly affected by State budget decisions beyond their control.

       In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

      The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

      In 1986, California voters approved an initiative known as Proposition 62, which, among other things, requires that any tax for general governmental purposes imposed by a local government be approved by two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995 the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.


      Proposition 9 on the November, 1998, State ballot would overturn certain aspects of legislation enacted in 1996 and 1997 to deregulate the electric industry in California. As part of this deregulation, the three investor owned utilities in California issued about $6 billion in aggregate of the "rate reduction bonds" to finance the stranded costs of certain uneconomic facilities. These bonds are repaid through a surcharge placed on residential and small business customers' bills. The legislation authorizing issuance of these bonds included a pledge that the State would not interfere with the levying of these surcharges without providing other means to repay the bonds. One part of Proposition 9 would be the cancellation of the utilities' authority to collect these surcharges. If Proposition 9 is approved by the voters, it is anticipated that litigation will be filed to declare the initiative unconstitutional. Because of uncertainty of litigation, it is not possible to predict whether any State General Fund moneys eventually might be required to repay the rate reduction bonds. It is also not possible to predict what effect, if any, passage of Proposition 9 will have on the marketability of outstanding California State and local obligations or on the availability of capital for, or cost of, future State and local borrowing. Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of California and California municipal issuers to pay interest or repay principal on their obligations.

      In addition, certain tax-exempt securities in which the Trust may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     California's economic recovery from the recent recession is continuing at a strong pace. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996 California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.8 percent in June 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco bay region on a population share basis. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.


      On August 21, 1998, the Governor signed the 1998-99 Budget Act which, along with various implementing measures, authorizes total State spending of $72 billion. This total includes $57.3 billion from the General Fund (a 7.3% increase from 1997-98) and $14.7 billion from special funds (a 1.7% increase). Before signing the Budget Act, the Governor used his line-item veto authority to delete $1.5 billion in 1998-99 appropriations adopted by the Legislature, including $1.4 billion in General Fund spending. The Governor indicated that $250 million of the cuts he made to K-12 education were being set aside pending legislation involving various school reforms.

      Continued State economic expansion and large revenue increases enabled the Governor and the Legislature to provide both significant tax relief and program spending increases in the 1998-99 budget. These include an initial 25% reduction in the vehicle license fee, large increases in education funding, and cost of living adjustments and grant restorations for social services programs. Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by Standard & Poor's ("S&P") and from AA to A by IBCA Fitch ("Fitch"). All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+ and in 1997 Fitch raised its rating to AA-. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

      On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool due to investment in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highway, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent. In December 1997 Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

      Los Angeles County, the nation's largest county, has also experienced financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In addition, the County was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June 1998 the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, which was more than 5% larger than the 1997-98 budget, and which did not require cuts in services and jobs to balance. The Board of Supervisors reserved the right to make further changes to reflect revenue allocation decisions in the final State budget.

      In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.

Other Investment Restrictions

The Trust's most significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

      o invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;

      o invest in real estate; however, the Trust may purchase Municipal Bonds or Notes secured by interests in real estate;

     o make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities;

      o invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o  underwrite securities of other companies; or

      o invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     For purposes of the fourth investment restriction listed above and the investment restrictions in the Prospectus, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

      In applying the restrictions in the Prospectus as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment and the Trust need not sell securities to meet the percentage limits if the value of the investment increased in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate its assets, described under the fourth restriction number listed in the Prospectus, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

Organization and History of the Trust

The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of such shareholder liability is limited to the relatively remote circumstance in which the Trust itself would be unable to meet its obligations. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law. It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16 of the Investment Company Act.

Trustees and Officers

The Trustees and officers of the Trust and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, The New York Tax Exempt Income Fund, Inc. and Panorama Series Fund, Inc. (all of the foregoing funds along with the Trust are collectively referred to as the "Denver Oppenheimer funds") except for Ms. Macaskill and Mr. Bowen who are Trustees, Directors or Managing Partners of all the Denver Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Messrs. Bowen and Fossel are not Trustees of Centennial New York Tax Exempt Trust and are not Managing General Partners of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto hold similar positions with each of the Denver Oppenheimer funds. As of October 16, 1998, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Trust. This does not reflect ownership of shares held of record by an employees benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are Trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 83
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*; Age 62 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. ("OAC") (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July
1996); Chief Executive Officer, Treasurer; Treasurer of an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Treasurer of OAC (June 1990 - March 1998).

CHARLES CONRAD, JR., Trustee; Age 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 56
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of OAC, the Manager's parent holding company, and Shareholder Services, Inc.
("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee; Age 58
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee; Age 69
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee; Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 50
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., OFIL; Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager, a director of NASDQ Stock Market, Inc.

NED M. STEEL, Trustee; Age 83
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 64 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager; Age 43 Vice President of the Manager and Centennial (since May 1988); an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager; Age 46
Vice President of the Manager and Centennial (since June 1990); an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 52 Senior Vice President of the Manager (since June 1997); Vice President of Centennial (since June 1997); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990-June 1997).

ANDREW J. DONOHUE, Vice President and Secretary; Age 48
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President and a director of OFIL and Oppenheimer
Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. ROBERT J. BISHOP, Assistant Treasurer; Age 39 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer; Age 33
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary; Age 50
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the  Manager,  Assistant  Secretary  of SSI (since May 1985),  and SFSI
(since November 1989); Assistant Secretary of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
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* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Messrs. Bowen and Swain) who are affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 1998. The compensation from all of the Denver-based Oppenheimer funds include the Trust and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.


                                                                  Total Compensation
                                                Aggregate         From All
                                                Compensation      Denver-based
Name                    Position                from Trust        Oppenheimer funds(1)

Robert G. Avis          Trustee                 $222              $63,501

William A. Baker        Audit and Review        $271              $77,502
                        Committee Ex Officio
                        Member(2) and Trustee

Charles Conrad, Jr.     Trustee (3)             $252              $72,000

Jon S. Fossel           Trustee                 $222              $63,277.18

Sam Freedman            Audit and Review        $233              $66,501
                        Committee Member(2)
                        and Trustee

Raymond J. Kalinowski   Audit and Review        $251              $71,561
                        Committee Member
                        and Trustee

C. Howard Kast          Audit and Review        $268              $76,503
                        Committee Chairman(2)
                        and Trustee

Robert M. Kirchner      Trustee(3)              $252              $72,000

Ned M. Steel            Trustee                 $222              $63,501
----------------------
(1) For the 1997 calendar year. (2) Committee  positions effective July 1, 1997.
(3) Prior to July 1, 1997, Messrs.  Conrad and Kirchner were also members of the
Audit and Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan will not materially affect the Trust's assets, liabilities and net income per share. The Plan will not obligate the Trust to retain the services of any Trustee or to pay any particular amount of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest [without shareholder approval and not withstanding its fundamental policy restricting investments in other open-end investment companies, as described in the Trust's Statement of Additional Information] in the funds selected by the Trustee under the Plan, for the limited purpose of determining the value of the Trustees deferred fee account.

Major Shareholders. As of October 16,1998 A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103, was the record owner of 172,877,342.360 shares of the Trust (99.6% of outstanding shares). The Trust has been informed that the shares held of record by Edwards were beneficially owned by its brokerage clients. As of that date, no other person owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding shares.

The Manager and Its Affiliates

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and three of whom (Messrs. Swain and Bowen and Ms. Macaskill) serve as Trustees of the Trust.

Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Trust (the "Agreement"), and is computed on the aggregate net assets of the Trust as of the close of business each day. The Agreement requires the
Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trust. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the shares of the Trust, are paid by the Trust. A description of examples of such expenses is in the Prospectus. The Agreement contains no expense limitation.

      The Manager has undertaken that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest, brokerage commissions (if any) and non-recurring expenses, including litigation, shall not exceed 0.80% of the average annual net assets of the Trust. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under this arrangement lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to vary the amount of expenses assumed or eliminate the assumption of expenses altogether. For the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the management fees payable by the Trust would have been $565,052, $644,397 and $801,264, respectively without the Manager's voluntary expense assumption. Those amounts do not reflect the effect of the expense assumptions of $16,016, $7,679 and $2,862 respectively, in those periods by the Manager.

      The Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties thereunder, the Manager is not liable for any loss sustained by reason of any good faith errors or omissions in connection with any matters covered by the Agreement. The Agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Centennial" in connection with one or more additional companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Trust, the right of the Trust to use the name "Centennial" as part of its name may be withdrawn.

The Custodian. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of portfolio securities to and from the Trust. The Manager has represented to the Trust that its banking relationship with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trust and the Custodian. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

The  Transfer  Agent.  The  Transfer  Agent  (Shareholder  Services,   Inc.)  is
responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

The Distributor. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Trust's principal underwriter in the continuous public offering of its shares. The General Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trust audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

     The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions may be directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust.

      Other funds advised by the Manager have investment objectives and policies similar to that of the Trust. Such other funds may purchase or sell the same securities at the same time as the Trust, which could affect the supply or price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the cost among such funds.

Service Plan

The Trust has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act, as described in the Prospectus. No payment will be made by the Distributor to any Recipient if the aggregate net asset value of the Trust shares held by it or its customers at the end of a calendar quarter is less than the minimum level of qualified holdings, if any, established under the Plan from time to time by the "Independent Trustees". Currently, no minimum level of qualified holdings has been established by the Board of Trustees. The Board of Trustees has set the fee or the maximum although the Trustees may lower the fee. For the Trust's fiscal year ended June 30, 1998, payments under the Plan totaled $320,662 all of which was paid by the Distributor to Recipients.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial Government Trust, Centennial New York Tax Exempt Trust, Oppenheimer Cash Reserves and the Trust. Quarterly payments by the Distributor for distribution- related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of the above-mentioned funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of the above-mentioned funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a Trust expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from the Trust. Payments to affiliates of the Distributor are not permitted under the Supplemental Agreements.

     The Plan shall, unless terminated as described below, continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. The Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority of the Trust's outstanding voting securities" (as defined in the Investment Company Act). The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the Distributor: (i) in the event the Trust amends the Plan, or (ii) if the net asset value of shares of the above-mentioned funds covered by Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. The Plan may not be amended without shareholder approval, as set forth above, to increase materially the amount of payments to be made, and all material amendments must be approved by the Board and the Independent Trustees.

      Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to the Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      While the Plan is in effect, the Treasurer of the Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan and the identity of each Recipient that received any such payment and the purposes for which the payments were made. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to the selection or nomination is approved by a majority of the Independent Trustees.

Performance of the Trust

Yield Information. The Trust's current yield is calculated for a seven-day period of time in accordance with regulations adopted under the Investment Company Act. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7, to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven-day period ended June 30, 1998, the Trust's current yield was 2.76% and its compounded effective yield was 2.79%.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


     The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated combined Federal and California tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Appendix C includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non- taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. For the seven-day period ended June 30, 1998, the Trust's yield was 2.76%, resulting in a tax-equivalent yield of 5.09%, and its compounded effective yield was 2.79%, resulting in a tax-equivalent yield of 5.03%, for an investment subject to a 45.22% combined effective tax rate.

      Yield information may be useful to investors in reviewing the Trust's performance. The Trust's yield may be compared to that of other investments, by citing various indices. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Trust's performance reflects the voluntary assumption of expenses by the Manager, absent which such figures would have been lower than those shown above. When comparing the Trust's yield and investment risk with that of other investments, investors should understand that certain other investment alternatives, such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured or guaranteed. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Trust's dividends to the rate of return on taxable investments, federal and state income taxes on such investments should be considered.

ABOUT YOUR ACCOUNT

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day, as of 12:00 Noon (all references to time mean New York time) and 4:00 P.M., each day the The New York Stock Exchange (the "Exchange") is open (a "regular business day") by dividing the Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. Shares of the Trust are sold at their offering price (net asset value, without a sales charge) as described in the Prospectus. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by the Trust may be traded, and its net asset value per share may be significantly affected, on such days when shareholders may not purchase or redeem shares.

       The Trust's Board of Trustees has established procedures to comply with Rule 2a-7 for the valuation of the Trust's securities, which provide that money market debt securities that have a remaining maturity of less than 397 days shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

The Trust will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that the Trust will do so. The Trust operates under Rule 2a-7 under which a trust may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      The Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If the Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust uses Rule 2a-7, the Trust must abide by certain conditions described in the Prospectus. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

     While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Trusts would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trust would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Trust would receive more investment income than if the Trust were priced at market value.

Redemption of Shares. Information on how to redeem shares of the Trust is stated in the Prospectus. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. If, however, the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly in cash, the redemption price may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Trust in lieu of cash or in conformity with applicable Securities and Exchange Commission rules. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Trust during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur transaction or other costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing securities described under "Determination of Net Asset Value" above, and such valuation will be made as of the same time the redemption price is determined.

      The Trust's Board of Trustees has the right, in conformity with applicable law, to cause the involuntary redemption of shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. Should the Board elect to exercise this right, it may also fix, in accordance with the applicable law, the requirements for any notice to be given to the shareholder(s) in question (not less than 30 days) or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon and the Trust's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business and no dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trust may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution. Checkwriting. Checkwriting procedures are described in the Prospectus. By choosing the Checkwriting privilege, whether done by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in the account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

    Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund
      Oppenheimer Capital  Appreciation Fund
      Oppenheimer California  Municipal Fund
      Oppenheimer Champion Income Fund
      Oppenheimer Convertible  Securities Fund
      Oppenheimer Developing   Markets  Fund
      Oppenheimer Disciplined   Allocation   Fund
      Oppenheimer Disciplined Value Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise  Fund
      Oppenheimer Equity  Income  Fund
      Oppenheimer Florida Municipal Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special  Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer High Yield Fund
      Oppenheimer Insured Municipal Fund
      Oppenheimer Intermediate   Municipal   Fund
      Oppenheimer International   Bond  Fund
      Oppenheimer International  Growth Fund
      Oppenheimer International  Small Company Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street California Municipal Fund
      Oppenheimer Main Street Income & Growth Fund
      Oppenheimer MidCap Fund
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New Jersey Municipal Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Quest Balanced Value Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Quest Small Cap Value Fund
      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Panorama Series Fund, Inc.
      Rochester Fund Municipals


      the following "Money Market Funds":

      Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.

Dividends, Distributions and Taxes

Tax  Status  of  the  Trust's  Dividends  and  Distributions.  The  Federal  and
California tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends and Taxes." Under the Internal Revenue Code, by December 31 each year the Trust must distribute (i) 98% of its taxable investment income earned from January 1 through December 31 of that year, (ii) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains from prior periods or else the Trust must pay a nondeductible 4% excise tax on the amounts not distributed. While it is currently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and Manager might determine in a particular year that is in the best interests of the Trust not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

INDEPENDENT AUDITORS' REPORT
Centennial California Tax Exempt Trust

The Board of Trustees and Shareholders of
Centennial California Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial California Tax Exempt Trust as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for the period July 1, 1993 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial California Tax Exempt Trust at June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1998

=============================================================================================================================
STATEMENT OF INVESTMENTS June 30, 1998
Centennial California Tax Exempt Trust


                                                                                          FACE                    VALUE
                                                                                          AMOUNT                  SEE NOTE 1
=============================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 97.3%
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 97.3%
-----------------------------------------------------------------------------------------------------------------------------
Agoura Hills, CA MH RRB, Oakridge Apts. Project, 3.55%                          1         $2,900,000              $2,900,000
-----------------------------------------------------------------------------------------------------------------------------
CA CDAU Apartment Development RRB, Whispering Winds Apts., Series D, 3.55%      1          5,750,000               5,750,000
-----------------------------------------------------------------------------------------------------------------------------
CA EDFAU IDV RB, Inland Empire Venture, LLC Project, 3.55%                      1          1,875,000               1,875,000
-----------------------------------------------------------------------------------------------------------------------------
CA EDFAU RB, California Independent System Project:
Series B, 3.40%                                                                 1          2,000,000               2,000,000
Series D, 3.50%                                                                 1          1,600,000               1,600,000
-----------------------------------------------------------------------------------------------------------------------------
CA GOB Tendered Option Certificates, Series 1998A, MBIA Insured, 4%             1          3,470,000               3,470,000
-----------------------------------------------------------------------------------------------------------------------------
CA HFFAU RRB, Catholic West Project, Series C, MBIA Insured, 3%                 1          5,000,000               4,999,751
-----------------------------------------------------------------------------------------------------------------------------
CA M-S-R PPA RB, San Juan Project, Sub. Lien, Series E, MBIA Insured, 3.10%     1          2,000,000               1,999,920
-----------------------------------------------------------------------------------------------------------------------------
CA PCFAU RB:
Chevron USA, Inc. Project, 3.65%, 5/15/99                                                  2,500,000               2,500,000
Pacific Gas, 3.35%, 8/6/98                                                      2          1,000,000               1,000,000
Southern California Edison Co. Project, Series C, 3.60%, 8/12/98                2          1,050,000               1,050,000
Southern California Edison Co. Project, Series D, 3.60%, 8/12/98                2          4,100,000               4,100,000
-----------------------------------------------------------------------------------------------------------------------------
CA PCFAU RRB, Pacific Gas & Electric:
Series A, 3.50%                                                                 1          2,700,000               2,700,000
Series C, 3.35%                                                                 1          3,400,000               3,400,000
-----------------------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RB:
Shell Oil Co. Martinez Project, Series A, 3.35%                                 1          1,700,000               1,700,000
Western Waste Industries, Series A, 3.70%                                       1          1,500,000               1,500,000
-----------------------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RR RB, Shell Martinez Refining, Series A, 3.40%                    1          5,300,000               5,300,000
-----------------------------------------------------------------------------------------------------------------------------
CA School Cash Reserve Program Authority Nts., Series A, AMBAC Insured,
4.75%, 7/2/98                                                                              7,965,000               7,965,229
-----------------------------------------------------------------------------------------------------------------------------
CA Statewide CDC IDV RB, Propak California Corp., Series B, 3.40%               1            700,000                 700,000
-----------------------------------------------------------------------------------------------------------------------------
CA University Board of Regents RB, 3.20%, 8/10/98                                          6,000,000               6,000,000
-----------------------------------------------------------------------------------------------------------------------------
Covina City, CA RA MH RRB, Shadowhills Apts., Inc., Series A, 3.70%             1          3,000,000               3,000,000
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RB, Series SG54, AMBAC Insured, 3.60%      1          1,000,000               1,000,000
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Pension Obligation RRB, Series A, 3.10%                   1          7,300,000               7,300,000
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Airport RB, Series SG61, 3.63%                                  1          6,000,000               6,000,000
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Department of Water RB, Power Project, 3.40%, 7/13/98                      3,000,000               3,000,000
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Wastewater System RB, 3.50%, 8/7/98                                        2,100,000               2,100,000
-----------------------------------------------------------------------------------------------------------------------------
Modesto, CA Irrigation District FAU RB, Series SG66, 3.58%                      1          5,500,000               5,500,000
-----------------------------------------------------------------------------------------------------------------------------
Oceanside, CA MH RRB, Lakeridge Apts. Project, 3.80%                            1          7,000,000               7,000,160
-----------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Sanitation District COP, FGIC Insured, 3.50%                   1          1,000,000               1,000,000
-----------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA Mortgage Obligation RRB, Series A, 3.61%                          1          7,000,000               7,000,035
-----------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA HAU MH RB, McKinley Project, 3.30%                          1          6,300,000               6,300,082
-----------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA MH RRB, Issue A, 3.30%                                     1          3,400,000               3,400,071
-----------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA Tax & RAN, 4.50%, 9/30/98                                             3,700,000               3,708,488
-----------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD RB, 3.35%, 8/5/98                                                       7,000,000               7,000,000
-----------------------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, West Valley Detention Center Project,
7.70%, 11/1/98                                                                  2          8,975,000               9,195,142


5


-----------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (Continued)
Centennial California Tax Exempt Trust


                                                                                          FACE                 VALUE
                                                                                          AMOUNT               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Tax & RAN, 4.50%, 9/30/98                                             $4,920,000           $   4,930,262
-----------------------------------------------------------------------------------------------------------------------------
San Diego, CA MH RRB, Coral Point Apts. Project, Series A, 3.80%                1          2,500,000               2,500,000
-----------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty.:
International Airport RB, Series 88, 3.58%                                      1          1,700,000               1,700,000
Redevelopment FAU RRB, Yerba Buena Garden, 3.20%                                1          2,150,000               2,150,040
-----------------------------------------------------------------------------------------------------------------------------
San Marcos, CA RA MH Bonds, San Marcos Retirement Village Project, 4.33%        1          2,400,000               2,400,000
-----------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District Waterworks RRB, Series A,
AMBAC Insured, 3%                                                               1            600,000                 599,998
-----------------------------------------------------------------------------------------------------------------------------
Visalia, CA IDV RB, Akers West Assn., 3.25%                                     1          2,350,000               2,350,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                                                     97.3%          151,644,178
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                  2.7             4,187,755
                                                                                        ------------          ---------------
NET ASSETS                                                                                     100.0%         $155,831,933
                                                                                        ============          ===============

To simplify the  listings of  securities,  abbreviations  are used per the table below:
CDAU - Communities Development Authority           MTAU - Metropolitan Transportation Authority
CDC - Community Development Corp.                  MUD - Municipal Utility District
COP - Certificates of Participation                PCFAU - Pollution Control Finance Authority
EDFAU - Economic Development Finance Authority     PPA - Public Power Agency
FAU - Finance Authority                            RA - Redevelopment Agency
GOB - General Obligation Bonds                     RAN - Revenue Anticipation Nts.
HAU - Housing Authority                            RB - Revenue Bonds
HFFAU - Health Facilities Finance Authority        RR - Resource Recovery
IDV - Industrial Development                       RRB - Revenue Refunding Bonds
MH - Multifamily Housing                           SWD - Solid Waste Disposal



1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
2. Put  obligation  redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

=============================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES June 30, 1998
Centennial California Tax Exempt Trust


=============================================================================================================================
ASSETS
Investments, at value                                                                                           $151,644,178
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                 700,816
-----------------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                                 3,543,970
Interest                                                                                                           1,129,573
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  4,695
                                                                                                        ---------------------
Total assets                                                                                                     157,023,232

=============================================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                               902,838
Dividends                                                                                                            130,833
Service plan fees                                                                                                     87,362
Transfer and shareholder servicing agent fees                                                                         17,214
Other                                                                                                                 53,052
                                                                                                        ---------------------
Total liabilities                                                                                                  1,191,299

=============================================================================================================================
NET ASSETS                                                                                                      $155,831,933
                                                                                                        =====================

=============================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                 $155,854,808
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                             (22,875)
-----------------------------------------------------------------------------------------------------------------------------
Net assets - applicable to 155,854,808 shares of beneficial
interest outstanding                                                                                            $155,831,933
                                                                                                        =====================

=============================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                         $1.00


See accompanying Notes to Financial Statements.

=============================================================================================================================
STATEMENT OF OPERATIONS For the Year Ended June 30, 1998
Centennial California Tax Exempt Trust


=============================================================================================================================
INVESTMENT INCOME-Interest                                                                                        $5,773,872

=============================================================================================================================
EXPENSES
Management fees - Note 3                                                                                             801,264
-----------------------------------------------------------------------------------------------------------------------------
Service plan fees - Note 3                                                                                           320,662
-----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 3                                                                68,783
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                           39,178
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                   24,979
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                          14,378
-----------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                           11,100
-----------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                            2,193
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  3,328
                                                                                                        ---------------------
Total expenses                                                                                                     1,285,865
Less assumption of expenses by Centennial Asset Management
Corporation - Note 3                                                                                                  (2,862)
Less expenses paid indirectly - Note 3                                                                               (21,684)
                                                                                                        ---------------------
Net expenses                                                                                                       1,261,319

=============================================================================================================================
NET INVESTMENT INCOME                                                                                              4,512,553

=============================================================================================================================
NET REALIZED LOSS ON INVESTMENTS                                                                                     (19,307)

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $4,493,246
                                                                                                        =====================



=============================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           Year Ended June 30,
                                                                                           1998                 1997
=============================================================================================================================
OPERATIONS
Net investment income                                                                        $4,512,553           $3,586,720
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                               (19,307)              (3,568)
                                                                                   ------------------------------------------
Net increase in net assets resulting from operations                                          4,493,246            3,583,152

=============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                  (4,512,553)          (3,588,347)

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions - Note 2                                                    23,912,099           13,106,174

=============================================================================================================================
NET ASSETS
Total increase                                                                               23,892,792           13,100,979
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         131,939,141          118,838,162
                                                                                   ------------------------------------------
End of period                                                                              $155,831,933         $131,939,141
                                                                                   ==========================================


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Centennial California Tax Exempt Trust


                                                 Year Ended June 30,
                                                 -------------------------------------------------------------------------
                                                       1998         1997          1996           1995           1994
==========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $1.00        $1.00         $1.00         $1.00          $1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                     .03          .03           .03           .03            .02
Dividends and distributions to shareholders                (.03)        (.03)         (.03)         (.03)          (.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.00        $1.00         $1.00         $1.00          $1.00
                                                 =========================================================================

==========================================================================================================================
TOTAL RETURN(1)                                            2.86%        2.81%         2.97%         3.00%          1.82%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $155,832     $131,939      $118,838       $92,318        $60,376
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $160,317     $129,087      $112,911       $71,278        $65,520
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      2.81%        2.78%         2.94%         2.99%          1.79%
Expenses, before voluntary assumption
by the Manager(2)                                          0.80%        0.82%         0.80%         0.83%          0.87%
Expenses, net of voluntary assumption
by the Manager                                             0.79%        0.80%         0.79%         0.80%          0.80%



1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.
2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial California Tax Exempt Trust


1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial  California  Tax Exempt  Trust (the  Trust) is  registered  under the
Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from Federal and California personal income taxes for individual investors as is consistent with preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

INVESTMENT VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

FEDERAL TAXES. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Trust concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                   Year Ended June 30, 1998               Year Ended June 30, 1997
                                                   Shares            Amount               Shares            Amount
Sold                                                 587,035,412     $ 587,035,412           400,712,797    $ 400,712,797
Dividends and distributions reinvested                 4,414,987         4,414,987             3,470,265        3,470,265
Redeemed                                            (567,538,300)     (567,538,300)         (391,076,888)    (391,076,888)
                                                   --------------   ---------------      ----------------  ---------------
Net increase                                          23,912,099     $  23,912,099            13,106,174    $  13,106,174
                                                   ==============    ==============       ===============   =============






3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Trust expenses in excess of 0.80% of average annual net assets.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions.

                                  APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1:    Best quality.  There is present strong  protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood

-----------------------------
of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

IBCA Fitch ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

-----------------------

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  APPENDIX B

                           INDUSTRY CLASSIFICATIONS


                  Electric                      Resource Recovery
                  Gas
                  Water                         Higher Education
                  Sewer                         Education
                  Telephone

                  Adult Living Facilities       Lease Rental
                  Hospital



                  General Obligation            Non Profit Organization
                  Special Assessment
                  Sales Tax
                                                Highways
                                                Marine/Aviation Facilities
                  Manufacturing, Non Durables
                  Manufacturing, Durables
                                                Multiple Family Housing
                                                Single Family Housing
                  Pollution Control

                                        APPENDIX C

                                   TAX-EQUIVALENT YIELDS

The equivalent yield tables below compare tax-free income with taxable income under 1998 Federal individual income tax rates, and 1998 California state individual income tax rates. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For the years beginning after January 1, 1996, the top marginal California personal tax rate was reduced to 9.30% and the top combined marginal tax rate was 45.22%. The 1998 California rates are not yet available.


Combined Taxable Income
                                             Centennial California Tax-Exempt Trust Yield of:
Joint Return      Effective Tax Bracket      2.0%    2.5%   3.0%    3.5%   4.0%    4.5%
                                             -----------------------

         But               Cali-
Over     Not Over Federal  fornia  Combined  Is Approximately Equivalent to a Taxable Yield of:

$ 23,776 $ 37,522 15.00%   4.00%   18.40%    2.45%   3.06%  3.68%   4.29%  4.90%   5.51%
$ 37,522 $ 42,350 15.00%   6.00%   20.10%    2.50%   3.13%  3.75%   4.38%  5.01%   5.63%
$ 42,350 $ 52,090 28.00%   6.00%   32.32%    2.96%   3.69%  4.43%   5.17%  5.91%   6.65%
$ 52,090 $ 65,832 28.00%   8.00%   33.76%    3.02%   3.77%  4.53%   5.28%  6.04%   6.79%
$ 65,832 $102,300 28.00%   9.30%   34.70%    3.06%   3.83%  4.59%   5.36%  6.13%   6.89%
$102,300 $155,950 31.00%   9.30%   37.42%    3.20%   3.99%  4.79%   5.59%  6.39%   7.19%
$155,950 $278,450 36.00%   9.30%   41.95%    3.45%   4.31%  5.17%   6.03%  6.89%   7.75%
$278,450          39.60%   9.30%   45.22%    3.65%   4.56%  5.48%   6.39%  7.30%   8.21%


Single Return:

         But
Over     Not Over

$ 18,761 $ 25,350 15.00%   6.00%   20.10%    2.50%   3.13%  3.75%   4.38%  5.01%   5.63%
$ 25,350 $ 26,045 28.00%   6.00%   32.32%    2.96%   3.69%  4.43%   5.17%  5.91%   6.65%
$ 26,045 $ 32,916 28.00%   8.00%   33.76%    3.02%   3.77%  4.53%   5.28%  6.04%   6.79%
$ 32,916 $ 61,400 28.00%   9.30%   34.70%    3.06%   3.83%  4.59%   5.36%  6.13%   6.89%
$ 61,400 $128,100 31.00%   9.30%   37.42%    3.20%   3.99%  4.79%   5.59%  6.39%   7.19%
$128,100 $278,450 36.00%   9.30%   41.95%    3.45%   4.31%  5.17%   6.03%  6.89%   7.75%
$278,450          39.60%   9.30%   45.22%    3.65%   4.56%  5.48%   6.39%  7.30%   8.21%


                                  APPENDIX D


                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on an investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted approximately three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer And Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf P.C.
1600 Broadway
Denver, Colorado 80202




PX0180.001.1098